Exhibit 99.1

1601 Walnut St
Suite 101
Cary, NC 27511
Tel: 910-359-2189

September 20, 2023

Securities and Exchange Commission

Division of Corporation Finance

100 F Street N.E.

Washington, D.C. 20549

Attention: SiSi Cheng and Ernest Greene

Re:	Tengjun Biotechnology Corp.

Form 8-K/A filed September 5, 2023

Form 8-K filed August 14, 2023

File No. 333-169397

Dear Ms. SiSi Cheng and Mr. Greene:

As the auditor for Tengjun Biotechnology Corp., we agree with the statement made by the company in the Form 8-K/A.

Very truly yours,
/s/ PWN LLP